UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2024 (November 12, 2024)

OTIS WORLDWIDE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39221	83-3789412
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Carrier Place
Farmington, Connecticut 06032
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code
(860) 674-3000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	OTIS	New York Stock Exchange
0.318% Notes due 2026	OTIS/26	New York Stock Exchange
0.934% Notes due 2031	OTIS/31	New York Stock Exchange

Section 2 - Financial Information

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information under Item 8.01 is incorporated herein by reference.

Section 8 – Other Events

Item 8.01.	Other Events.

Dollar Offering

On November 12, 2024, Otis Worldwide Corporation (“Otis”) priced an offering (the “Dollar Offering”) of $600,000,000 aggregate principal amount of 5.125% Notes due 2031 (the “Otis Notes”).  In connection with the Dollar Offering, Otis entered into an Underwriting Agreement, dated November 12, 2024 (the “Otis Underwriting Agreement”), with HSBC Securities (USA) Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and SMBC Nikko Securities America, Inc., as representatives of the underwriters named in Schedule A thereto (the “Otis Underwriters”), pursuant to which Otis agreed to sell, and the Otis Underwriters agreed to purchase, the Otis Notes, subject to and upon the terms and conditions set forth therein. A copy of the Otis Underwriting Agreement has been filed as an exhibit to this Current Report and is incorporated herein by reference.

The Otis Notes are being issued under the base indenture, dated as of February 27, 2020, as supplemented by a supplemental indenture relating to the Otis Notes, to be dated on or about November 19, 2024, in each case between Otis and The Bank of New York Mellon Trust Company, N.A., as trustee.

The issuance and sale of the Otis Notes is expected to close on November 19, 2024. The net proceeds to Otis from the sale of the Otis Notes, after the Otis Underwriters’ discount and offering expenses, are estimated to be approximately $594.5 million. Otis intends to use the net proceeds from this offering, together with cash on hand, to fund the repayment at maturity of its 2.056% notes due April 5, 2025 (the “2025 Notes”), of which $1.3 billion principal amount is currently outstanding.

The Otis Notes will mature on November 19, 2031. The Otis Notes will be unsecured, unsubordinated obligations of Otis, respectively and will rank equally in right of payment with all of Otis’ respective existing and future unsecured, unsubordinated indebtedness.

The Otis Notes are being issued pursuant to the Registration Statement on Form S-3ASR (File No. 333-270834) (the “Registration Statement”) filed on March 24, 2023 with the Securities and Exchange Commission (the “SEC”) relating to the public offering from time to time of securities of Otis pursuant to Rule 415 of the Securities Act of 1933, as amended. In connection with filing with the SEC a definitive prospectus supplement, dated November 12, 2024, and base prospectus, dated March 24, 2023, relating to the public offering of the Otis Notes, Otis is filing the Otis Underwriting Agreement with this Current Report on Form 8-K as an exhibit to such Registration Statement. See “Item 9.01 – Financial Statements and Exhibits.”

Euro Offering

On November 13, 2024, Highland Holdings S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Grand Duchy of Luxembourg, having its registered office at 6, rue Jean Monnet, L-2180 Luxembourg, Grand Duchy of Luxembourg, and registered with Luxembourg Trade and Companies Register (Registre de Commerce et des Sociétés, Luxembourg) under number B237108 (“Highland”), an indirect wholly-owned consolidated subsidiary of Otis, priced an offering (the “Euro Offering”) of €850 million aggregate principal amount of 2.875% Notes due 2027 (the “Highland Notes”). The Highland Notes are fully and unconditionally guaranteed by Otis. In connection with the Euro Offering, Otis and Highland entered into an Underwriting Agreement, dated November 13, 2024 (the “Highland Underwriting Agreement”), with HSBC Continental Europe, J.P. Morgan Securities plc, Morgan Stanley & Co. International plc, SMBC Bank International plc and the other underwriters named therein (the “Highland Underwriters”), pursuant to which Highland agreed to sell, Otis has agreed to guarantee, and the Highland Underwriters agreed to purchase, the Highland Notes, subject to and upon the terms and conditions set forth therein. A copy of the Highland Underwriting Agreement has been filed as an exhibit to this Current Report and is incorporated herein by reference.

The Highland Notes are being issued under the base indenture, dated as of November 12, 2021, as supplemented by a supplemental indenture relating to the Highland Notes, to be dated on or about November 19, 2024, in each case between Otis, Highland and The Bank of New York Mellon Trust Company, N.A., as trustee.

The issuance and sale of the Highland Notes is expected to close on November 19, 2024. The net proceeds to Highland from the sale of the Highland Notes, after the Highland Underwriters’ discount and offering expenses, are estimated to be approximately €842 million, or approximately $902 million, based on the euro/U.S. dollar rate of exchange as of November 8, 2024. Highland and Otis intend to use the net proceeds from the Euro Offering, together with the net proceeds from the Dollar Offering and cash on hand, to fund the repayment at maturity of the 2025 Notes.  Highland and Otis intend to use the remainder of the proceeds of the Euro Offering, if any, to fund the repayment of certain of Otis’ commercial paper borrowings and for other general corporate purposes.

The Highland Notes will mature on November 19, 2027. The Highland Notes and parent guarantee will be unsecured, unsubordinated obligations of Highland and Otis, respectively and will rank equally in right of payment with all of Highland’s and Otis’ respective existing and future unsecured, unsubordinated indebtedness.

The Highland Notes are being issued pursuant to the Registration Statement. In connection with the expected filing with the SEC of a definitive prospectus supplement, to be dated November 13, 2024, and base prospectus, dated March 24, 2023, relating to the public offering of the Highland Notes, Otis is filing the Highland Underwriting Agreement with this Current Report on Form 8-K as an exhibit to such Registration Statement. See “Item 9.01 – Financial Statements and Exhibits.”

Section 9 - Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
1.1
Underwriting Agreement, dated November 12, 2024, among Otis Worldwide Corporation and HSBC Securities (USA) Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and SMBC Nikko Securities America, Inc., as representatives of the other underwriters named in Schedule A thereto.

1.2
Underwriting Agreement, dated November 13, 2024, among Highland Holdings S.à r.l., Otis Worldwide Corporation and HSBC Continental Europe, J.P. Morgan Securities plc, Morgan Stanley & Co. International plc, SMBC Bank International plc and the other underwriters named in Schedule A thereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OTIS WORLDWIDE CORPORATION
(Registrant)

Date: November 14, 2024	By:	/s/ Cristina Méndez
Cristina Méndez
Executive Vice President & Chief Financial Officer